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                                                                    Exhibit 10.9


                 AMENDMENT NO. 1 TO LEASE OF PORTION OF PREMISES
                          AT 412-420 WASHINGTON AVENUE,
                          BELLEVILLE, NEW JERSEY 07109


         Effective as of December 1, 1998, the undersigned hereby amend that certain Lease of Portion of Premises at 412-420 Washington Avenue, Belleville, New Jersey 07109, dated as of December 1, 1998, as follows:

         1.       Section 1.1 shall read in its entirety:

                  "Demise and Premises. Landlord hereby leases to Tenant and Tenant hereby rents from Landlord certain premises, including a parking area (the "Premises"), known as 412-420 Washington Avenue, Belleville, Essex County, New Jersey and as particularly delineated on EXHIBIT A Annexed hereto."

         2.       Section 2.1 shall read in its entirety:

                  "Term. The term of this Lease shall be for a period of twenty
                  (20) years, commencing and expiring in accordance with this Article."

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.


WITNESS:                                    LANDLORD:



/s/ Dawn B. Androsky                        /s/ Louis Lombardi, Sr.
------------------------                    -----------------------------
    DAWN B. ANDROSKY                            LOUIS LOMBARDI, SR.



/s/ Jay Brzezanski                          /s/ Theresa M. Lombardi
------------------------                    ------------------------------
    JAY BRZEZANSKI                              THERESA LOMBARDI, as
                                                Executrix of the estate of
                                                Patrick Lombardi


ATTEST:                                     TENANT:

                                            COOPERATIVE COMMUNICATIONS, INC.

/s/ Louis Lombardi, Jr.                     /s/ Louis Lombardi, Sr.
------------------------                    ------------------------------
    LOUIS LOMBARDI, Jr.                         LOUIS LOMBARDI, Sr.
    Vice President and Secretary                President